Summary Prospectus
May 1, 2026
SunAmerica Series Trust
SA VCP Dynamic Strategy Portfolio
(Class 1 and Class 3 Shares)
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information, each dated May 1, 2026, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain life insurance companies and to other mutual funds. This Summary Prospectus is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://venerable.onlineprospectus.net/funds/sast_sst/. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@corebridgefinancial.com.
The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goals

The Portfolio’s investment goals are capital appreciation and current income while managing net equity exposure.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees. As an investor in the Portfolio, you pay the expenses of the Portfolio and indirectly pay a proportionate share of the expenses of the investment companies in which the Portfolio invests (the “Underlying Portfolios”).
Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
		Class 1		Class 3
Management Fees		0.22%		0.22%
Service (12b-1) Fees		None		0.25%
Other Expenses		0.04%		0.04%
Interest Expenses	0.03%		0.03%
Miscellaneous Other Expenses	0.01%		0.01%
Acquired Fund Fees and Expenses[1]		0.52%		0.52%
Total Annual Portfolio Operating Expenses[1]		0.78%		1.03%
1
The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights table which reflects operating expenses of the Portfolio and do not include Acquired Fund Fees and Expenses.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same (except that the Example incorporates any applicable fee waiver and/or expense limitation arrangements for only the first year). The Example does not reflect charges imposed by the Variable Contract. If the separate account fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$80	$249	$433	$966
Class 3	105	328	569	1,259
Portfolio Turnover
The portion of the Portfolio that operates as a fund-of-funds does not pay transaction costs when it buys and sells shares of Underlying Portfolios (or “turns over” its portfolio). An Underlying Portfolio pays transaction costs, such as commissions, when it turns over its portfolio, and a higher portfolio turnover rate may indicate higher
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SA VCP Dynamic Strategy Portfolio
transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the performance of both the Underlying Portfolios and the Portfolio. The Portfolio does, however, pay transaction costs when it buys and sells the financial instruments held in the Overlay Component of the Portfolio (defined below).
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 16% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio seeks to achieve its goals by investing under normal conditions approximately 70% to 90% of its assets in Class 1 shares of Underlying Portfolios that invest primarily in equity securities or fixed income securities and which are portfolios of SunAmerica Series Trust (the “Trust”) and Seasons Series Trust (collectively, the “Underlying Trusts”) (the “Fund-of-Funds Component”) and 10% to 30% of its assets in a portfolio of derivative instruments, fixed income securities and short-term investments (the “Overlay Component”).
SunAmerica Asset Management, LLC (“SunAmerica” or the “Adviser”) is the Adviser to the Portfolio and will determine the allocation between the Fund-of-Funds Component and the Overlay Component. SunAmerica is also responsible for managing the Fund-of-Funds Component’s investment in Underlying Portfolios, so it will determine the target allocation between Underlying Portfolios that invest primarily in equity securities and Underlying Portfolios that invest primarily in fixed income securities. SunAmerica performs an investment analysis of possible investments for the Portfolio and selects the universe of permitted Underlying Portfolios as well as the allocation to each Underlying Portfolio. SunAmerica reserves the right to change the Portfolio’s asset allocation between the Fund-of-Funds Component and the Overlay Component and the Fund-of-Funds Component’s allocation among the Underlying Portfolios, and to invest in other funds not currently among the Underlying Portfolios, from time to time without notice to investors.
The Fund-of-Funds Component will allocate approximately 50% to 80% of its assets to Underlying Portfolios investing primarily in equity securities and 20% to 50% of its assets to Underlying Portfolios investing primarily in fixed income securities and short-term investments, which may include mortgage- and asset-backed securities, to seek capital appreciation and generate income. The Fund-of-Funds Component seeks to achieve capital appreciation primarily through its investments in Underlying Portfolios that invest in equity securities of both U.S. and non-U.S. companies of all market capitalizations, but expects to invest to a lesser extent in Underlying Portfolios that invest primarily in small- and mid-cap U.S. companies and foreign companies. The Fund-of-Funds Component is expected to have a greater allocation to value equity Underlying Portfolios than to growth equity Underlying Portfolios. The Portfolio normally does not expect to have more than 25% of its total assets allocated to Underlying Portfolios investing primarily in foreign securities, and no more than 5% of its total assets to Underlying Portfolios investing primarily in emerging markets. The Fund-of-Funds Component seeks to achieve current income through its investments in Underlying Portfolios that primarily invest in fixed income securities, including both U.S. and foreign investment grade securities, but the Portfolio normally does not expect to have more than 5% of total assets allocated to Underlying Portfolios investing primarily in high-yield, high-risk bonds (commonly known as “junk bonds”), which are considered speculative. Portfolio cash flows are expected to be the primary tool used to maintain or move Underlying Portfolio exposures close to target allocations, but sales and purchases of Underlying Portfolios may also be used to change or remain near target allocations.
The Overlay Component comprises the remaining 10% - 30% of the Portfolio’s total assets. AllianceBernstein L.P. (the “Subadviser” or “AllianceBernstein”) is responsible for managing the Overlay Component, which includes management of the derivative instruments, fixed income securities and short-term investments.
The Subadviser may invest the Overlay Component in derivative instruments to increase or decrease the Portfolio’s overall net equity exposure and, therefore, its volatility and return potential. Volatility is a statistical measurement of the magnitude of up and down fluctuations in the value of a financial instrument or index over time. High levels of volatility may result from rapid and dramatic price swings. Through its use of derivative instruments, the Subadviser may adjust the Portfolio’s net equity exposure down to a minimum of 25% or up to a maximum of 100%, although the Portfolio’s average net equity exposure over long-term periods is expected to be approximately 60%-65%. The Portfolio’s net equity exposure is primarily adjusted through the use of derivative instruments, such as stock index futures and stock index options; however, it may be adjusted through the use of options on stock index futures and stock index swaps, as the allocation among Underlying Portfolios in the Fund-of-Funds Component is expected to remain fairly stable. For example, when the market is in a state of higher volatility, the Subadviser may decrease the Portfolio’s net equity exposure by taking a short position
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SA VCP Dynamic Strategy Portfolio
in derivative instruments. A short sale involves the sale by the Portfolio of a security or instrument it does not own with the expectation of purchasing the same security or instrument at a later date at a lower price. The operation of the Overlay Component may therefore expose the Portfolio to leverage. Because derivative instruments may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, the remainder of the assets in the Overlay Component will be invested in a variety of fixed income securities.
In addition to managing the Portfolio’s overall net equity exposure as described above, the Subadviser will, within established guidelines, manage the Overlay Component in an attempt to generate income, manage Portfolio cash flows and liquidity needs, and manage collateral for the derivative instruments. The Subadviser will manage the fixed income investments of the Overlay Component by investing in securities rated investment grade or higher by a nationally recognized statistical ratings organization, or, if unrated, determined by the Subadviser to be of comparable quality. At least 50% of the Overlay Component’s fixed income investments will be invested in U.S. Government securities, cash, repurchase agreements, and money market securities. A portion of the Overlay Component may be held in short-term investments as needed, in order to manage daily cash flows to or from the Portfolio or to serve as collateral. The Subadviser may also invest the Overlay Component in derivative instruments to generate income and manage Portfolio cash flows and liquidity needs. Efforts to manage the Portfolio’s volatility may also expose the Portfolio to additional costs. In addition, the Subadviser will seek to reduce exposure to certain downside risks by purchasing equity index put options that aim to reduce the Portfolio’s exposure to certain severe and unanticipated market events that could significantly detract from returns.
The following chart sets forth the target allocations of the Portfolio set by SunAmerica on January 31, 2026, to equity and fixed income Underlying Portfolios and securities. These target allocations represent SunAmerica’s current goal for the allocation of the Portfolio’s assets and do not take into account any change in net equity exposure from use of derivatives in the Overlay Component. The Portfolio’s actual allocations could vary substantially from the target allocations due to market valuation changes, changes in the target allocations and the Subadviser’s management of the Overlay Component in response to volatility changes.
Asset Class	% of Total Portfolio
Equity	64.00%
Asset Class	% of Total Portfolio
U.S. Large Cap	47.24%
U.S. Small and Mid Cap	7.92%
Foreign Equity	8.84%
Fixed Income	36.00%
U.S. Investment Grade	35.34%
U.S. High Yield	0.46%
Foreign Fixed Income	0.20%
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goals will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Portfolio goes down, you could lose money.
There are direct and indirect risks of investing in the Portfolio. The value of your investment in the Portfolio may be affected by one or more of the following risks, which are described in more detail in the sections “Additional Information About the SA VCP Dynamic Allocation Portfolio and SA VCP Dynamic Strategy Portfolio” and the Glossary in the Prospectus, any of which could cause the Portfolio’s return, the price of the Portfolio’s shares or the Portfolio’s yield to fluctuate. Please note that there are many other circumstances that could adversely affect your investment and prevent the Portfolio from reaching its investment goals, which are not described here.
Market Risk. Market risk is both a direct and indirect risk of investing in the Portfolio. The Portfolio’s or an Underlying Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of companies held in an Underlying Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s or an Underlying Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
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SA VCP Dynamic Strategy Portfolio
Derivatives Risk. Derivatives risk is both a direct and indirect risk of investing in the Portfolio. A derivative is any financial instrument whose value is based on, and determined by, another security, index, rate, currency or benchmark (i.e., stock options, futures, caps, floors, etc.). To the extent a derivative contract is used to hedge another position in the Portfolio or an Underlying Portfolio, the Portfolio or Underlying Portfolio will be exposed to the risks associated with hedging described below. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Portfolio or Underlying Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. Certain derivatives have the potential for undefined loss. By purchasing over-the-counter derivatives, the Portfolio or Underlying Portfolio is exposed to credit quality risk of the counterparty.
Counterparty Risk. Counterparty risk is both a direct and indirect risk of investing in the Portfolio. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Portfolio or an Underlying Portfolio becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Portfolio or an Underlying Portfolio may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Leverage Risk. Leverage risk is a direct risk of investing in the Portfolio. Certain managed futures instruments, and some other derivatives the Portfolio buys, involve a degree of leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Portfolio’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Portfolio uses futures and other derivatives for leverage, a shareholder’s investment in the Portfolio will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Portfolio’s investments.
Bonds Risk. This is both a direct and indirect risk of investing in the Portfolio. As with any fund that invests significantly in bonds, the value of an investment in the Portfolio or an Underlying Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future defaults) by bond issuers. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates; as interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.
Interest Rate Risk. Fixed income securities may be subject to volatility due to changes in interest rates. The value of fixed-income securities may decline when interest rates go up or increase when interest rates go down. The interest earned on fixed-income securities may decline when interest rates go down or increase when interest rates go up. Duration is a measure of interest rate risk that indicates how price-sensitive a bond is to changes in interest rates. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility, and could negatively impact the Portfolio’s performance. Any future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.
Credit Risk. Credit risk is both a direct and indirect risk of investing in the Portfolio. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. Government. The Portfolio or an Underlying Portfolio could lose money if the issuer of a debt security is unable or perceived to be unable to pay interest or repay principal when it becomes due. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.

An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.
Hedging Risk. A hedge is an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position in a related security (often a derivative, such as an option or a short sale). While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also
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SA VCP Dynamic Strategy Portfolio
involves the risk that changes in the value of the related security will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. For gross currency hedges by Underlying Portfolios, there is an additional risk, to the extent that these transactions create exposure to currencies in which an Underlying Portfolio’s securities are not denominated.
Short Sales Risk. Short sale risk is both a direct and indirect risk of investing in the Portfolio. Short sales by the Portfolio or an Underlying Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security, because losses from short sales are potentially unlimited, whereas losses from purchases can be no greater than the total amount invested.
U.S. Government Obligations Risk. This is both a direct and indirect risk of investing in the Portfolio. U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. Government and are generally considered to have minimal credit risk. Securities issued or guaranteed by federal agencies or authorities and U.S. Government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. Government. For example, securities issued by the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks are neither insured nor guaranteed by the U.S. Government; the securities may be supported only by the ability to borrow from the U.S. Treasury or by the credit of the issuing agency, authority, instrumentality or enterprise and, as a result, are subject to greater credit risk than securities issued or guaranteed by the U.S. Treasury.
Money Market Securities Risk. This is both a direct and indirect risk of investing in the Portfolio. An investment in the Portfolio is subject to the risk that the value of its investments in high-quality short-term obligations (“money market securities”) may be subject to changes in interest rates, changes in the rating of any money market security and in the ability of an issuer to make payments of interest and principal.
Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.
Other principal direct risks of investing in the Portfolio include:
Dynamic Allocation Risk. The Portfolio’s risks will directly correspond to the risks of the Underlying
Portfolios and other direct investments in which it invests. The Portfolio is subject to the risk that the investment process that will determine the selection of the Underlying Portfolios and the allocation and reallocation of the Portfolio’s assets among the various asset classes may not produce the desired result. The Portfolio is also subject to the risk that the Subadviser may be prevented from trading certain derivatives effectively or in a timely manner.
Volatility Management Risk. The risk that the subadviser’s strategy for managing portfolio volatility may not produce the desired result or that the subadviser is unable to trade certain derivatives effectively or in a timely manner. There can be no guarantee that the Portfolio’s volatility will be below its target maximum level. Additionally, the volatility control process will not ensure that the Portfolio will deliver competitive returns. The use of derivatives in connection with the Portfolio’s managed volatility strategy may expose the Portfolio to losses (some of which may be sudden) that it would not have otherwise been exposed to if it had only invested directly in equity and/or fixed income securities. Efforts to manage the Portfolio’s volatility could limit the Portfolio’s gains in rising markets and may expose the Portfolio to costs to which it would otherwise not have been exposed. The Portfolio’s managed volatility strategy may result in the Portfolio outperforming the general securities market during periods of flat or negative market performance, and underperforming the general securities market during periods of positive market performance. The Portfolio’s managed volatility strategy also exposes shareholders to the risks of investing in derivative contracts. The subadviser uses a proprietary system to help it estimate the Portfolio’s expected volatility. The proprietary system used by the subadviser may perform differently than expected and may negatively affect performance and the ability of the Portfolio to maintain its volatility at or below its target volatility level for various reasons, including errors in using or building the system, technical issues implementing the system, data issues and various non-quantitative factors (e.g., market or trading system dysfunctions, and investor fear or over-reaction).
Risk of Conflict with Insurance Company Interests. Managing the Portfolio’s net equity exposure may serve to reduce the risk from equity market volatility to the insurance companies and facilitate their ability to provide guaranteed benefits associated with certain Variable Contracts. While the interests of Portfolio shareholders and the insurance companies providing guaranteed benefits associated with the Variable Contracts are generally aligned, the insurance companies may face potential conflicts of interest. In particular, certain aspects of the Portfolio’s management have the effect of
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SA VCP Dynamic Strategy Portfolio
mitigating the financial risks to which the insurance companies are subjected by providing those guaranteed benefits. In addition, the Portfolio’s performance may be lower than similar portfolios that do not seek to manage their equity exposure.
Investment Company Risk. The risks of the Portfolio owning other investment companies, including the Underlying Portfolios generally reflect the risks of owning the underlying securities they are designed to track. Disruptions in the markets for the securities held by the other investment companies, including the Underlying Portfolios purchased or sold by the Portfolio could result in losses on the Portfolio’s investment in such securities. Other investment companies, including the Underlying Portfolios also have fees that increase their costs versus owning the underlying securities directly.
Affiliated Portfolio Risk. In managing the Portfolio, SunAmerica will have the authority to select and substitute the Underlying Portfolios. SunAmerica may be subject to potential conflicts of interest in allocating the Portfolio’s assets among the various Underlying Portfolios because the fees payable to it by some of the Underlying Portfolios are higher than the fees payable by other Underlying Portfolios and because SunAmerica also is responsible for managing and administering the Underlying Portfolios.
Other indirect principal risks of investing in the Portfolio (direct risks of investing in the Underlying Portfolios) include:
Large-Cap Companies Risk. Large-cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, an Underlying Portfolio’s value may not rise as much as the value of portfolios that emphasize smaller companies. Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rate of successful smaller companies, particularly during extended periods of economic expansion.
“Passively Managed” Strategy Risk. An Underlying Portfolio following a passively managed strategy will not deviate from its investment strategy. In most cases, it will involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such an Underlying Portfolio will not sell securities in its portfolio and buy different securities for other reasons, even if there are adverse developments concerning a particular security, company or industry. There can be no assurance that the strategy will be successful.
Small- and Mid-Cap Companies Risk. Companies with smaller market capitalizations (particularly under $1 billion depending on the market) tend to be at early stages of development with limited product lines, operating histories, market access for products, financial resources, access to new capital, or depth in management. It may be difficult to obtain reliable information and financial data about these companies. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements than companies with larger capitalizations. Securities of medium-sized companies are also subject to these risks to a lesser extent.
Growth Style Risk. Growth stocks are historically volatile, which will affect certain Underlying Portfolios.
Value Investing Risk. The investment adviser’s judgments that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect, which will affect certain Underlying Portfolios.
Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. government. Foreign investments will also be affected by local political or economic developments and governmental actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened for emerging markets issuers. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.
Credit Quality Risk. The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Issuers with low credit ratings typically issue junk bonds, which are considered speculative. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than investment grade bonds.
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SA VCP Dynamic Strategy Portfolio
Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Asset-backed securities issued by trusts and special purpose corporations are backed by a pool of assets, such as credit card or automobile loan receivables representing the obligations of a number of different parties. Mortgage-backed securities directly or indirectly provide funds for mortgage loans made to residential home buyers. These include securities that represent interests in pools of mortgage loans made by lenders such as commercial banks, savings and loan institutions, mortgage bankers and others. They include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities, non-agency residential mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans or real property. The characteristics of these mortgage-backed and asset-backed securities differ from traditional fixed-income securities.
Mortgage-backed securities are subject to “prepayment risk” and “extension risk.” Prepayment risk is the risk that, when interest rates fall, certain types of obligations will be paid off by the obligor more quickly than originally anticipated and an Underlying Portfolio may have to invest the proceeds in securities with lower yields. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these securities to fall. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities. These securities also are subject to risk of default on the underlying mortgage, particularly during periods of economic downturn.
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and a blended index. The blended index consists of 40% Bloomberg U.S. Aggregate Bond Index and 60% S&P 500® Index (the “Blended Index”). The
Blended Index is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	9.46%
Lowest Quarterly Return:	December 31, 2018	-9.89%
Year to Date Most Recent Quarter:	March 31, 2026	-1.74%
Average Annual Total Returns (For the periods ended December 31, 2025)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class 1 Shares	11.22%	5.93%	N/A	7.58%	9/26/2016
Class 3 Shares	10.89%	5.66%	7.19%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	15.17%
Blended Index	13.70%	8.47%	9.78%	9.80%
Investment Adviser

The Portfolio’s investment adviser is SunAmerica. SunAmerica also manages the Fund-of-Funds
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SA VCP Dynamic Strategy Portfolio
Component of the Portfolio. The Overlay Component of the Portfolio is subadvised by AllianceBernstein.
Portfolio Managers
Name and Title	Portfolio Manager of the Fund- of-Funds Component of the Portfolio Since
SunAmerica
Andrew Sheridan Lead Portfolio Manager	2021
Manisha Singh, CFA Co-Portfolio Manager	2017
Robert Wu, CFA Co-Portfolio Manager	2021

Name and Title	Portfolio Managers of the Overlay Component of the Portfolio Since
AllianceBernstein
Joshua Lisser CIO - Index Strategies	2012
Ben Sklar Portfolio Manager - Index Strategies	2012
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies and by other portfolios of the Trust and Seasons Series Trust. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts and to other portfolios of the Trust and Seasons Series Trust. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
CSP-86704C_572_663.10 (5/26)
SunAmerica Series Trust